UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2010
Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-53960 (Commission File Number)	26-1846406 (I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
This Current Report on Form 8-K is being filed by Cole Credit Property Trust III, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) to present information about the prior performance of programs sponsored by Cole Real Estate Investments, the Company’s sponsor. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-164884), as amended.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2010	COLE CREDIT PROPERTY TRUST III, INC.

	By:	/s/ D. Kirk McAllaster, Jr.

	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

3

PRIOR PERFORMANCE TABLES

The prior performance tables that follow present certain information regarding the real estate programs previously sponsored by related entities. The Company has presented all prior programs that have similar investment objectives to this offering. In determining which prior programs have similar investment objectives as this offering, the Company considered factors such as the type of real estate acquired by the program, the extent to which the program was designed to provide current income through the payment of cash distributions or to protect and preserve capital contributions, and the extent to which the program seeks to increase the value of the investments made in the program. Six related partnerships formed from January 1, 2000 to December 31, 2009 have or had similar investment objectives to ours and purchased an aggregate of three retail centers, with an aggregate of approximately 815,000 rentable square feet, one data center building with an aggregate of approximately 135,000 rentable square feet, one single-tenant commercial property with an aggregate of approximately 33,000 square feet and 22 single-tenant retail properties with an aggregate of approximately 509,000 rentable square feet. One partnership purchased two land parcels for development with an aggregate of approximately 452,000 square feet. The prior performance tables also include the activity of CCPT I, CCPT II, Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC, Cole Collateralized Senior Notes IV and the various offerings related to Cole Capital Partners’ Tenants-in-Common and Delaware Statutory Trust (DST) programs.

As of December 31, 2009, CCPT I had raised approximately $100.3 million and had acquired 42 single-tenant commercial properties, with an aggregate of approximately 1.0 million square feet. We consider CCPT I to have investment objectives similar to this offering, as CCPT I’s objectives were to provide income to investors through the payment of cash dividends, to preserve and return investor capital contributions, and to realize growth in the value of properties upon their ultimate sale.

As of December 31, 2009, CCPT II had raised approximately $2.1 billion from 41,459 investors and had acquired 397 single-tenant retail properties, 275 single-tenant commercial properties, and 21 multi-tenant retail properties in 45 states and the U.S. Virgin Islands, for an aggregate acquisition cost of approximately $3.1 billion. CCPT II also acquired an indirect interest in one multi-tenant retail property through a joint venture, for approximately $53.7 million. CCPT II also acquired an indirect interest in a ten-property storage portfolio through a joint venture, for approximately $70.7 million. We consider CCPT II to have investment objectives similar to this offering, as CCPT II’s objectives were to provide income to investors through the payment of cash dividends, to preserve and return investor capital contributions, and to realize growth in the value of properties upon their ultimate sale.

As of December 31, 2009, affiliates of our advisor had issued an aggregate of approximately $114.2 million in collateralized senior notes through four debt offerings and had acquired an aggregate of 123 single-tenant retail properties, 39 single-tenant commercial properties and three multi-tenant retail properties in 37 states for an aggregate acquisition cost of approximately $1.0 billion. As of December 31, 2009, 161 of the properties had been sold, of which 26 were sold as part of Cole Capital Partners’ tenant-in-common program, 52 were sold as part of Cole Capital Partners’ Delaware Statutory Trust Program, eight were sold to CCPT I, 17 were sold to CCPT II and six were sold to CCPT III. On April 28, 2006, an affiliate of our advisor redeemed at par all of the approximately $28.0 million in collateralized senior notes issued under the first debt offering. On April 6, 2009, an affiliate of our advisor redeemed at par all of the approximately $28.8 million in collateralized senior notes issued under the second debt offering. We consider the debt offerings to have investment objectives similar to this offering, as each of the debt offerings was organized to raise capital for investment in real estate, and Cole Real Estate Investments acted as a fiduciary for the investors in each program with a goal of delivering a stated return to such investors.

In addition, Cole Real Estate Investments offered properties to Section 1031 exchange investors in the form of the sale of tenant-in-common ownership interests in such properties. As of December 31, 2009, aggregate ownership interests of $171.4 million had been sold in 26 private offerings of properties located in 15 states. In addition, Cole Real Estate Investments offered properties through the DST Program whereby beneficial interests

Past performance is not necessarily indicative of future results.

were offered in trusts that acquire real property. As of December 31, 2009, aggregate ownership interests of approximately $176.1 had been sold in 27 private offerings of properties located in 21 states.

Cole Partnerships, Inc., an entity affiliated with the officers of Cole Capital Advisors, has raised $5 million in a debt offering for general corporate purposes, including investments in joint ventures with affiliates, which has been repaid. This program is not considered to have similar investment objectives to this offering.

The investment objectives of previous private real estate programs formed from 1979 through 1992 are not similar to the investment objectives of the above programs due to the fact that those properties have been held for capital appreciation in the value of the underlying property.

These tables contain information that may aid a potential investor in evaluating the program presented. However, the information contained in these tables does not relate to the properties held or to be held by us, and the purchase of shares will not create any ownership interest in the programs included in these tables.

These tables are presented on a tax basis rather than on a GAAP basis except where noted. Tax basis accounting does not take certain income or expense accruals into consideration at the end of each fiscal year. Income may be understated in the tables, as GAAP accounting would require certain amortization or leveling of rental revenue, the amount of which is undetermined at this time. Expenses may be understated by monthly operating expenses, which typically are paid in arrears.

Past performance is not necessarily indicative of future results.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED)

This table provides a summary of the experience of the sponsors of Prior Real Estate Programs for which offerings have been closed since January 1, 2007. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth below is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties. All figures are as of December 31, 2009.

		Home Depot in
	Cole Credit Property	Bellingham, WA
	Trust II, Inc.(3)	(5)(6)

Dollar amount offered	$2,270,000,000	$24,706,000
Dollar amount raised	$2,101,415,627	$24,706,000
Percentage amount raised	100.0%	100.0%
Less offering expenses:
Selling commissions and discounts retained by affiliates	6.5%	6.0%
Organizational expenses(1)	2.5%	1.0%
Other	—	—
Reserves	1.4%	0.5%
Percent available for investment	91.0%	93.0%
Acquisition costs:
Prepaid items and fees related to purchase of property	1.2%	2.1%
Cash down payment	86.7%	90.9%
Acquisition fees(2)	3.1%	—
Other	—	—

Total acquisition cost	91.0%	93.0%
Percent leverage	48%	0%
Date offering began	6/27/05	4/12/06
Length of offering (in months)	Ongoing	9
Months to invest 90% of amount available for investment	40	7

Past performance is not necessarily indicative of future results.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED) — (Continued)

	Cole Net Lease	Barrywoods Crossing	Centerpointe of
	Portfolio III	in Kansas City, MO	Woodridge, IL
	(5)(6)	(4)(5)	(4)(5)

Dollar amount offered	$15,449,000	$20,400,000	$22,100,000
Dollar amount raised	$15,449,000	$20,400,000	$22,100,000
Percentage amount raised	100.0%	100.0%	100.0%
Less offering expenses:
Selling commissions and discounts retained by affiliates	6.0%	7.0%	6.0%
Organizational expenses(1)	1.0%	1.0%	1.0%
Other	—	—	—
Reserves	0.4%	1.3%	2.7%
Percent available for investment	93.0%	92.0%	93.0%
Acquisition costs:
Prepaid items and fees related to purchase of property	1.2%	2.5%	3.4%
Cash down payment	89.2%	88.1%	88.3%
Acquisition fees(2)	—	—	—
Other	1.5%	1.4%	1.3%

Total acquisition cost	91.9%	92.0%	93.0%
Percent leverage	60%	58%	57%
Date offering began	11/7/06	7/19/06	2/8/07
Length of offering (in months)	4	6	10
Months to invest 90% of amount available for investment	3	6	8

Past performance is not necessarily indicative of future results.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (UNAUDITED) — (Continued)

	Cole Net Lease	Cole Net Lease	Cole Net Lease
	Portfolio IV	Portfolio V	Portfolio VI
	(5)(6)	(5)(6)	(5)(6)

Dollar amount offered	$6,003,000	$21,957,000	$25,640,000
Dollar amount raised	$6,003,000	$21,957,000	$25,640,000
Percentage amount raised	100.0%	100.0%	100.0%
Less offering expenses:
Selling commissions and discounts retained by affiliates	6.0%	6.0%	5.5%
Organizational expenses(1)	1.0%	1.0%	1.0%
Other	—	—	—
Reserves	0.3%	0.8%	0.9%
Percent available for investment	93.0%	93.0%	93.5%
Acquisition costs:
Prepaid items and fees related to purchase of property	3.0%	0.8%	0.7%
Cash down payment	88.3%	91.0%	92.8%
Acquisition fees(2)	—	—	—
Other	1.1%	1.2%	—

Total acquisition cost	92.4%	93.0%	93.5%
Percent leverage	52%	54%	54%
Date offering began	3/7/07	6/11/07	9/10/07
Length of offering (in months)	5	4	5
Months to invest 90% of amount available for investment	4	3	3

(1)	Organizational expenses include legal, accounting, printing, escrow, filing, recording and other related expenses associated with the formation and original organization of the Program and also includes fees paid to the sponsor and to affiliates.

(2)	Acquisition fees include fees paid to the sponsor or affiliates based upon the terms of the memorandum.

(3)	These amounts include Cole Credit Property Trust II, Inc.’s initial, follow-on and distribution reinvestment plan offerings. Cole Credit Property Trust II, Inc. began its initial offering on June 27, 2005 and closed its initial offering on May 22, 2007. The total dollar amount registered and available to be offered in the initial offering was $552.8 million. The total dollar amount raised in the initial offering was $547.4 million. Cole Credit Property Trust II, Inc. began its follow-on offering on May 23, 2007 and closed its follow-on offering on January 2, 2009. The total dollar amount registered and available to be offered in the follow-on offering was $1.5 billion. The total dollar amount raised in the follow-on offering was $1.5 billion. It took Cole Credit Property Trust II, Inc. 40 months to invest 90% of the amount available for investment in its initial and follow-on offerings. Cole Credit Property Trust II, Inc. began its distribution reinvestment plan offering on September 18, 2008 and was currently offering shares under this distribution reinvestment plan offering as of December 31, 2009. The total initial dollar amount registered and available to be offered in the distribution reinvestment plan offering is $285.0 million. The total dollar amount raised in the distribution reinvestment plan offering was $83.2 million as of December 31, 2009.

(4)	The Offering is a Tenant-in-Common Program sponsored by Cole Capital Partners which consists of the sale of tenant-in-common interests in properties owned by subsidiaries of Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC or Cole Collateralized Senior Notes IV, LLC.

(5)	Acquisition cost amounts represent the costs paid by the tenant-in-common or Delaware statutory trust investors to acquire interest in the properties.

(6)	The Offering is a Delaware Statutory Trust Program sponsored by Cole Capital Partners which consists of the sale of Delaware statutory trust interests in properties owned by subsidiaries of Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC or Cole Collateralized Senior Notes IV, LLC.

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR AND AFFILIATES (UNAUDITED)

This table sets forth the compensation paid to the sponsor and its affiliates, including compensation paid out of the offering proceeds and compensation paid in connection with the ongoing operations of Prior Real Estate Programs. Prior Real Estate programs whose offerings have closed since January 1, 2007 are shown separately and all other programs have been aggregated. Each of the Prior Real Estate Programs for which information is presented below has similar or identical investment objectives to this program. All amounts are as of December 31, 2009.

	Cole Credit Property	Home Depot in
	Trust II, Inc.	Bellingham, WA

Date offering commenced	6/27/2005	4/12/2006
Dollar amount raised	$2,101,415,627	$24,706,000
Amount paid to sponsor from proceeds of offering:
Underwriting fees	25,743,062	247,060
Acquisition fees and real estate commissions(1)	65,861,597	—
Advisory fees	—	—
Other(2)	18,799,387	—
Amount of cash generated from operations before deducting payments to sponsor	275,426,693	5,207,218
Amount paid to sponsor from operations:
Property management fees	9,853,876	—
Partnership management fees(3)	17,452,366	75,313
Reimbursements	1,617,223	—
Leasing commissions	546,695	—
Other(4)	95,869	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	—	—
Notes	—	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—	—
Real estate commissions	—	—
Other	—	—

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR AND AFFILIATES (UNAUDITED) — (Continued)

Centerpointe
	Barrywoods Crossing	Cole Net Lease	Shopping Center —
	in Kansas City, MO	Portfolio III	Woodridge, IL

Date offering commenced	7/19/2006	11/7/2006	2/8/2007
Dollar amount raised	$20,400,000	$15,449,000	$22,100,000
Amount paid to sponsor from proceeds of offering:
Underwriting fees	204,000	154,490	221,000
Acquisition fees and real estate commissions(1)	—	—	—
Advisory fees	—	—	—
Other(2)	282,750	233,650	294,130
Amount of cash generated from operations before deducting payments to sponsor	4,045,079	3,367,313	4,157,312
Amount paid to sponsor from operations:
Property management fees	316,610	—	226,103
Partnership management fees(3)	195,750	273,978	235,738
Reimbursements	—	—	—
Leasing commissions	—	—	—
Other(4)	—	—	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	—	—	—
Notes	—	—	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—	—	—
Real estate commissions	—	—	—
Other	—	—	—

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR AND AFFILIATES (UNAUDITED) — (Continued)

	Cole Net Lease	Cole Net Lease	Cole Net Lease
	Portfolio IV	Portfolio V	Portfolio VI

Date offering commenced	3/7/2007	6/11/2007	9/10/2007
Dollar amount raised	$6,003,000	$21,957,000	$25,639,300
Amount paid to sponsor from proceeds of offering:
Underwriting fees	60,030	219,570	256,401
Acquisition fees and real estate commissions(1)	—	—	—
Advisory fees	—	—	—
Other(2)	64,880	254,430	—
Amount of cash generated from operations before deducting payments to sponsor	1,104,917	3,887,561	3,670,349
Amount paid to sponsor from operations:
Property management fees	—	—	—
Partnership management fees(3)	75,652	167,722	51,197
Reimbursements	—	—	—
Leasing commissions	—	—	—
Other(4)	—	—	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	—	—	—
Notes	—	—	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—	—	—
Real estate commissions	—	—	—
Other	—	—	—

Past performance is not necessarily indicative of future results.

TABLE II

COMPENSATION TO SPONSOR AND AFFILIATES (UNAUDITED) — (Continued)

54 Other Programs
(6)

Date offering commenced	N/A
Dollar amount raised	$—
Amount paid to sponsor from proceeds of offering:
Underwriting fees	—
Acquisition fees and real estate commissions(1)	4,535,070
Advisory fees	—
Other(2)	31,275
Amount of cash generated from operations before deducting payments to sponsor	63,885,987
Amount paid to sponsor from operations:
Property management fees	2,329,144
Partnership management fees(3)	3,075,892
Reimbursements	—
Leasing commissions	10,500
Other(4)	—
Amount of property sales and refinancing before deducting payments to sponsor
Cash(5)	257,799,802
Notes	—
Amount paid to sponsor from property sales and refinancing
Incentive fees	—
Real estate commissions	—
Other	—

(1)	Properties are acquired with a combination of funds from offering proceeds and debt. The acquisition and real estate commissions reported in this table include the total amount of fees paid to the sponsor or its affiliates regardless of the funding source for these costs.

(2)	Amounts primarily relate to loan coordination fees, a development fee and reimbursement of certain offering costs paid by the sponsor.

(3)	Amounts primarily relate to advisory fees.

(4)	Amounts primarily relate to construction management fees.

(5)	Amounts herein include initial investments of capital raised and properties acquired through reinvested amounts.

(6)	54 of the offerings of the prior programs aggregated herein were not closed within the past three years and therefore are not shown separately. The programs have similar investment objectives to this program.

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED)

The following sets forth the unaudited operating results of Prior Real Estate Programs sponsored by the sponsor of this program, the offerings of which have been closed since January 1, 2005. The information relates only to programs with investment objectives similar to this program. All amounts are as of December 31 of the year indicated, expect as noted.

	Cole Collateralized Senior Notes II, LLC
	February 2004
	2005	2006	2007	2008	2009

Gross revenues	$3,323,748	$2,957,169	$2,318,406	$702,375	$101,926
Profit (loss) on sale of properties	1,433,092	186,386	164,115	21,320	—
Less:
Operating expenses(1)	363,221	121,582	372,512	245,099	33,502
Interest expense	4,407,598	3,613,049	3,492,661	2,847,030	766,667
Depreciation and amortization(2)	954,362	718,486	765,308	263,600	25,673

Net income (loss) — Tax basis(3)	$(968,341)	$(1,309,562)	$(2,147,960)	$(2,632,034)	$(723,916)

Taxable income
— from operations	$(2,401,433)	$(1,495,948)	$(2,312,075)	$(2,653,354)	$(723,916)
— from gain on sale	1,433,092	186,386	164,115	21,320	—
Cash generated
— from operations(4)	(1,447,071)	(777,462)	(1,546,767)	(2,389,754)	(698,243)
— from sales	56,276,976	52,753,392	26,893,932	502,807	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	54,829,905	51,975,930	25,347,165	(1,886,947)	(698,243)
Less: Cash distributions to investors
— from operating cash flow	—	—	—	—	— (5)
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	54,829,905	51,975,930	25,347,165	(1,886,947)	(698,243)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$54,829,905	$51,975,930	$25,347,165	$(1,886,947)	$(698,243)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$—	$—	$—	$—	$— (5)
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	—	—	—	— (5)
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	—	—	—	—
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					0%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Collateralized Senior Notes III, LLC
	January 2005
	2005	2006	2007	2008	2009

Gross revenues	$1,810,021	$3,300,297	$2,385,403	$1,061,451	$673,508
Profit (loss) on sale of properties	289,643	3,124,045	805,309	—	—
Less:
Operating expenses(1)	120,231	169,907	241,105	182,531	164,941
Interest expense	2,568,620	3,606,300	3,156,418	2,503,359	2,364,326
Depreciation and amortization(2)	410,037	1,693,225	465,163	605,536	678,998

Net income (loss) — Tax basis(3)	$(999,224)	$954,910	$(671,974)	$(2,229,975)	$(2,534,757)

Taxable income
— from operations	$(1,288,867)	$(2,169,135)	$(1,477,283)	$(2,229,975)	$(2,534,757)
— from gain on sale	289,643	3,124,045	805,309	—	—
Cash generated
— from operations(4)	(878,830)	(475,910)	(1,012,120)	(1,624,439)	(1,855,759)
— from sales	19,914,849	22,363,682	64,531,601	1,703,695	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	19,036,019	21,887,772	63,519,481	79,256	(1,855,759)
Less: Cash distributions to investors
— from operating cash flow	—	—	—	—	— (5)
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	19,036,019	21,887,772	63,519,481	79,256	(1,855,759)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$19,036,019	$21,887,772	$63,519,481	$79,256	$(1,855,759)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$—	$—	$—	$—	$— (5)
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	—	—	—	— (5)
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	—	—	—	—
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					10%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Collateralized Senior Notes IV, LLC
	May 2005
	2005	2006	2007	2008	2009

Gross revenues	$91,908	$2,070,894	$1,520,899	$1,419,521	$683,412
Profit (loss) on sale of properties	—	—	121,341	—	—
Less:
Operating expenses(1)	88,074	1,131,745	85,088	146,340	138,335
Interest expense	538,378	2,908,292	2,713,627	2,560,921	2,418,220
Depreciation and amortization(2)	79,634	426,629	460,010	540,056	611,779

Net income (loss) — Tax basis(3)	$(614,178)	$(2,395,772)	$(1,616,485)	$(1,827,796)	$(2,484,922)

Taxable income
— from operations	$(614,178)	$(2,395,772)	$(1,737,826)	$(1,827,796)	$(2,484,922)
— from gain on sale	—	—	121,341	—	—
Cash generated
— from operations(4)	(534,544)	(1,969,143)	(1,277,816)	(1,287,740)	(1,873,143)
— from sales	212,472	28,358,859	7,870,622	1,222,901	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	(322,072)	26,389,716	6,592,806	(64,839)	(1,873,143)
Less: Cash distributions to investors
— from operating cash flow	—	—	—	—	— (5)
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	(322,072)	26,389,716	6,592,806	(64,839)	(1,873,143)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(322,072)	$26,389,716	$6,592,806	$(64,839)	$(1,873,143)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$—	$—	$—	$—	$— (5)
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	—	—	—	— (5)
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	—	—	—	—
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					2%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Credit Property Trust, Inc.
	April 2004
	2005	2006	2007	2008	2009

Gross revenues	$10,987,553	$16,149,526	$16,191,240	$16,257,828	$16,343,281
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	1,357,842	2,030,411	1,945,834	2,246,994	1,699,057
Interest expense	4,664,223	7,698,059	7,217,023	7,307,278	7,310,026
Depreciation and amortization(2)	3,638,794	5,394,072	5,479,673	5,485,757	5,486,613

Net income (loss) — GAAP basis(6)	$1,326,694	$1,026,984	$1,548,710	$1,217,799	$1,847,585

Taxable income
— from operations	$2,177,125	$2,200,160	$2,741,163	$2,782,879	$3,220,743
— from gain on sale	—	—	44,506	—	—
Cash generated
— from operations(4)	5,881,043	6,678,636	6,884,891	7,164,678	7,285,250
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	5,881,043	6,678,636	6,884,891	7,164,678	7,285,250
Less: Cash distributions to investors
— from operating cash flow	4,751,612	6,678,636	6,884,891	7,062,418	7,063,510
— from sales and refinancing	—	—	—	—	—
— from other(7)	—	391,754	181,061	—	—

Cash generated (deficiency) after cash distributions	1,129,431	(391,754)	(181,061)	102,260	221,740
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$1,129,431	$(391,754)	$(181,061)	$102,260	$221,740

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$21.56	$21.79	$27.16	$27.58	$31.92
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	.44	—	—
Cash distributions to investors
Source (on a GAAP basis)
— investment income	33.88	22.00	28.00	30.00	30.00
— return of capital	35.27	48.00	42.00	40.00	40.00
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	69.15	66.12	68.21	70.00	70.00
— other(7)	—	3.88	1.79	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Credit Property Trust II, Inc.
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$741,669	$19,519,507	$92,100,308	$202,282,667	$276,026,961
Equity in income of unconsolidated joint ventures	—	—	—	470,978	612,432
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	195,020	3,306,511	12,662,270	32,191,062	50,986,169
Interest expense	439,829	8,397,634	39,075,748	78,063,338	98,996,703
Depreciation and amortization(2)	221,411	6,469,366	30,482,273	63,858,422	90,750,170
Impairment of real estate assets	—	—	5,400,000	3,550,000	13,500,000

Net income (loss) — GAAP basis(6)	$(114,591)	$1,345,996	$4,480,017	$25,090,823	$22,406,351

Taxable income
— from operations	$(79,293)	$3,104,068	$15,703,828	$42,432,587	$53,168,771
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	397,741	7,861,475	43,366,041	96,073,918	116,871,698
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	397,741	7,861,475	43,366,041	96,073,918	116,871,698
Less: Cash distributions to investors
— from operating cash flow	—	7,075,329	37,727,364	96,051,343	116,871,698
— from sales and refinancing	—	—	—	—	—
— from other(8)	—	—	—	—	18,111,554

Cash generated (deficiency) after cash distributions	397,741	786,146	5,638,677	22,575	(18,111,554)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$397,741	$786,146	$5,638,677	$22,575	$(18,111,554)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$(2.80)	$10.13	$16.80	$21.02	$27.24
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a GAAP basis)
— investment income	—	26.40	25.00	30.00	26.00
— return of capital	—	36.46	37.00	36.00	41.00
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	62.86	62.00	66.00	58.01
— other(8)	—	—	—	—	8.99
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Edgewood, NM
	September 2004
	2005	2006	2007	2008	2009

Gross revenues	$275,640	$276,137	$276,538	$275,854	$298,614
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	14,191	13,699	14,229	14,347	14,648
Interest expense	118,666	118,666	118,666	118,991	128,744
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$142,783	$143,772	$143,643	$142,516	$155,222

Taxable income
— from operations	$142,783	$143,772	$143,643	$142,516	$155,222
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	142,783	143,772	143,643	142,516	155,222
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	142,783	143,772	143,643	142,516	155,222
Less: Cash distributions to investors
— from operating cash flow	144,070	144,072	144,072	144,072	144,070
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	(1,287)	(300)	(429)	(1,556)	11,152
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$(1,287)	$(300)	$(429)	$(1,556)	$11,152

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$66.91	$67.37	$67.31	$66.78	$72.74
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	67.51	67.51	67.51	67.51	67.51
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	67.51	67.51	67.51	67.51	67.51
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Slidell, LA
	October 2004
	2005	2006	2007	2008	2009

Gross revenues	$243,899	$275,516	$275,767	$275,244	$297,922
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	11,336	12,445	12,884	13,323	13,047
Interest expense	98,704	118,901	118,901	119,227	128,999
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$133,859	$144,170	$143,982	$142,694	$155,876

Taxable income
— from operations	$133,859	$144,170	$143,982	$142,694	$155,876
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	133,859	144,170	143,982	142,694	155,876
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	133,859	144,170	143,982	142,694	155,876
Less: Cash distributions to investors
— from operating cash flow	114,918	143,772	143,772	143,772	143,772
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	18,941	398	210	(1,078)	12,104
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$18,941	$398	$210	$(1,078)	$12,104

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$60.51	$65.18	$65.09	$64.51	$70.47
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	51.95	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	51.95	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Westheimer, TX
	October 2004
	2005	2006	2007	2008	2009

Gross revenues	$495,000	$495,990	$496,394	$495,437	$536,265
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	21,003	21,476	22,316	22,748	22,350
Interest expense	214,710	220,752	220,752	221,357	239,501
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$259,287	$253,762	$253,326	$251,332	$274,414

Taxable income
— from operations	$259,287	$253,762	$253,326	$251,332	$274,414
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	259,287	253,762	253,326	251,332	274,414
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	259,287	253,762	253,326	251,332	274,414
Less: Cash distributions to investors
— from operating cash flow	240,014	253,500	253,513	253,513	253,501
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	19,273	262	(187)	(2,181)	20,913
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$19,273	$262	$(187)	$(2,181)	$20,913

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$66.48	$65.07	$64.96	$64.44	$70.36
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	61.54	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	61.54	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Richmond Heights, OH
	October 2004
	2005	2006	2007	2008	2009

Gross revenues	$423,387	$420,807	$421,153	$420,367	$455,015
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	18,416	17,830	18,194	18,710	18,149
Interest expense	173,029	182,004	182,004	182,503	197,462
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$231,942	$220,973	$220,955	$219,154	$239,404

Taxable income
— from operations	$231,942	$220,973	$220,955	$219,154	$239,404
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	231,942	220,973	220,955	219,154	239,404
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	231,942	220,973	220,955	219,154	239,404
Less: Cash distributions to investors
— from operating cash flow	203,676	220,220	220,229	220,221	220,220
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	28,266	753	726	(1,067)	19,184
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$28,266	$753	$726	$(1,067)	$19,184

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$68.46	$65.22	$65.22	$64.69	$70.66
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	60.12	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	60.12	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Home Depot — Spokane, WA
	November 2004
	2005	2006	2007	2008	2009

Gross revenues	$1,014,839	$1,323,040	$1,434,607	$1,321,467	$1,452,255
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	12,592	12,670	11,218	10,876	9,808
Interest expense	394,654	551,910	598,785	553,422	551,911
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$607,593	$758,460	$824,604	$757,169	$890,536

Taxable income
— from operations	$607,593	$758,460	$824,604	$757,169	$890,536
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	607,593	758,460	824,604	757,169	890,536
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	607,593	758,460	824,604	757,169	890,536
Less: Cash distributions to investors
— from operating cash flow	514,099	749,580	749,580	749,592	858,574
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	93,494	8,880	75,024	7,577	31,962
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$93,494	$8,880	$75,024	$7,577	$31,962

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$52.69	$65.77	$71.51	$65.66	$77.22
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	44.58	65.00	65.00	65.00	74.45
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	44.58	65.00	65.00	65.00	74.45
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Orlando, FL
	November 2004
	2005	2006	2007	2008	2009

Gross revenues	$232,208	$300,483	$300,750	$300,195	$324,935
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	10,463	13,562	14,317	14,401	14,119
Interest expense	90,054	124,904	124,979	125,321	135,594
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$131,691	$162,017	$161,454	$160,473	$175,222

Taxable income
— from operations	$131,691	$162,017	$161,454	$160,473	$175,222
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	131,691	162,017	161,454	160,473	175,222
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	131,691	162,017	161,454	160,473	175,222
Less: Cash distributions to investors
— from operating cash flow	111,711	161,592	161,592	161,592	161,590
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	19,980	425	(138)	(1,119)	13,632
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$19,980	$425	$(138)	$(1,119)	$13,632

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$52.97	$65.17	$64.95	$64.55	$70.48
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	44.94	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	44.94	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Glen Burnie, MD
	November 2004
	2005	2006	2007	2008	2009

Gross revenues	$312,387	$416,142	$416,327	$415,614	$415,117
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	13,428	17,695	16,995	17,483	16,893
Interest expense	119,319	169,158	170,790	171,258	170,790
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$179,640	$229,289	$228,542	$226,873	$227,434

Taxable income
— from operations	$179,640	$229,289	$228,542	$226,873	$227,434
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	179,640	229,289	228,542	226,873	227,434
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	179,640	229,289	228,542	226,873	227,434
Less: Cash distributions to investors
— from operating cash flow	151,637	226,524	226,524	226,524	226,525
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	28,003	2,765	2,018	349	909
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$28,003	$2,765	$2,018	$349	$909

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$51.55	$65.79	$65.58	$65.10	$65.26
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	43.51	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	43.51	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Covington, TN
	December 2004
	2005	2006	2007	2008	2009

Gross revenues	$237,696	$261,606	$261,865	$261,262	$282,755
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	10,629	11,782	12,358	12,689	11,831
Interest expense	93,795	110,081	110,081	110,382	119,430
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$133,272	$139,743	$139,426	$138,191	$151,494

Taxable income
— from operations	$133,272	$139,743	$139,426	$138,191	$151,494
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	133,272	139,743	139,426	138,191	151,494
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	133,272	139,743	139,426	138,191	151,494
Less: Cash distributions to investors
— from operating cash flow	114,287	139,165	139,164	139,170	139,165
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	18,985	578	262	(979)	12,329
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$18,985	$578	$262	$(979)	$12,329

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$62.25	$65.27	$65.12	$64.55	$70.76
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	53.38	65.00	65.00	65.00	65.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	53.38	65.00	65.00	65.00	65.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Garfield Heights, OH
	December 2004
	2005	2006	2007	2008	2009

Gross revenues	$145,569	$385,036	$385,085	$384,439	$384,069
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	1,893	3,936	4,288	4,767	4,153
Interest expense	54,853	169,672	169,672	170,137	169,672
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$88,823	$211,428	$211,125	$209,535	$210,244

Taxable income
— from operations	$88,823	$211,428	$211,125	$209,535	$210,244
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	88,823	211,428	211,125	209,535	210,244
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	88,823	211,428	211,125	209,535	210,244
Less: Cash distributions to investors
— from operating cash flow	62,999	212,424	212,424	212,424	212,424
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	25,824	(996)	(1,299)	(2,889)	(2,180)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$25,824	$(996)	$(1,299)	$(2,889)	$(2,180)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.32	$72.16	$72.06	$71.51	$71.76
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.50	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	21.50	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Ponca City, OK
	December 2004
	2005	2006	2007	2008	2009

Gross revenues	$118,085	$312,409	$312,521	$311,964	$311,586
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	1,477	3,272	3,649	4,255	3,534
Interest expense	44,763	138,460	138,460	138,840	138,460
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$71,845	$170,677	$170,412	$168,869	$169,592

Taxable income
— from operations	$71,845	$170,677	$170,412	$168,869	$169,592
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	71,845	170,677	170,412	168,869	169,592
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	71,845	170,677	170,412	168,869	169,592
Less: Cash distributions to investors
— from operating cash flow	50,034	168,708	168,708	168,702	168,708
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	21,811	1,969	1,704	167	884
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$21,811	$1,969	$1,704	$167	$884

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.87	$73.35	$73.23	$72.57	$72.88
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.50	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	21.50	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Home Depot — Tacoma, WA
	February 2005
	2005	2006	2007	2008	2009

Gross revenues	$1,051,101	$1,750,475	$1,769,746	$1,912,655	$1,762,567
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	35,286	53,645	48,638	50,168	54,296
Interest expense	461,947	843,053	843,053	845,362	843,053
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$553,868	$853,777	$878,055	$1,017,125	$865,218

Taxable income
— from operations	$553,868	$853,777	$878,055	$1,017,125	$865,218
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	553,868	853,777	878,055	1,017,125	865,218
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	553,868	853,777	878,055	1,017,125	865,218
Less: Cash distributions to investors
— from operating cash flow	426,665	821,808	852,252	852,257	852,250
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	127,203	31,969	25,803	164,868	12,968
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$127,203	$31,969	$25,803	$164,868	$12,968

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$45.49	$70.13	$72.12	$83.54	$71.07
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	35.04	67.50	70.00	70.00	70.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	35.04	67.50	70.00	70.00	70.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Pineville, LA
	April 2005
	2005	2006	2007	2008	2009

Gross revenues	$155,136	$304,247	$304,486	$303,967	$303,588
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	5,636	7,168	6,042	8,179	7,974
Interest expense	65,763	143,734	143,734	144,128	143,735
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$83,737	$153,345	$154,710	$151,660	$151,879

Taxable income
— from operations	$83,737	$153,345	$154,710	$151,660	$151,879
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	83,737	153,345	154,710	151,660	151,879
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	83,737	153,345	154,710	151,660	151,879
Less: Cash distributions to investors
— from operating cash flow	64,858	151,670	151,668	151,674	151,669
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	18,879	1,675	3,042	(14)	210
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$18,879	$1,675	$3,042	$(14)	$210

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$40.03	$73.30	$73.95	$72.50	$72.60
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	31.00	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	31.00	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Bartlett, TN
	April 2005
	2005	2006	2007	2008	2009

Gross revenues	$148,334	$295,747	$295,931	$295,456	$295,085
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	4,352	5,575	3,946	15,918	18,280
Interest expense	63,835	142,071	142,071	142,460	142,071
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$80,147	$148,101	$149,914	$137,078	$134,734

Taxable income
— from operations	$80,147	$148,101	$149,914	$137,078	$134,734
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	80,147	148,101	149,914	137,078	134,734
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	80,147	148,101	149,914	137,078	134,734
Less: Cash distributions to investors
— from operating cash flow	61,482	146,592	146,592	134,919	133,856
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	18,665	1,509	3,322	2,159	878
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$18,665	$1,509	$3,322	$2,159	$878

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$39.64	$73.24	$74.14	$67.79	$66.63
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	30.41	72.50	72.50	66.73	66.20
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	30.41	72.50	72.50	66.73	66.20
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Sidney, OH
	April 2005
	2005	2006	2007	2008	2009

Gross revenues	$150,793	$295,791	$295,961	$295,469	$295,090
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	4,562	7,030	5,839	8,063	6,987
Interest expense	65,761	143,730	143,730	144,124	143,730
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$80,470	$145,031	$146,392	$143,282	$144,373

Taxable income
— from operations	$80,470	$145,031	$146,392	$143,282	$144,373
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	80,470	145,031	146,392	143,282	144,373
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	80,470	145,031	146,392	143,282	144,373
Less: Cash distributions to investors
— from operating cash flow	61,230	143,184	143,184	143,186	143,187
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	19,240	1,847	3,208	96	1,186
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$19,240	$1,847	$3,208	$96	$1,186

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$40.74	$73.43	$74.12	$72.55	$73.10
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	31.00	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	31.00	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Wichita Falls, TX
	May 2005
	2005	2006	2007	2008	2009

Gross revenues	$153,348	$300,722	$300,926	$300,443	$300,083
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	4,352	6,949	7,445	7,916	7,640
Interest expense	66,573	145,505	145,505	145,903	145,505
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$82,423	$148,268	$147,976	$146,624	$146,938

Taxable income
— from operations	$82,423	$148,268	$147,976	$146,624	$146,938
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	82,423	148,268	147,976	146,624	146,938
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	82,423	148,268	147,976	146,624	146,938
Less: Cash distributions to investors
— from operating cash flow	62,626	146,448	146,448	146,454	146,449
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	19,797	1,820	1,528	170	489
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$19,797	$1,820	$1,528	$170	$489

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$40.80	$73.40	$73.26	$72.59	$72.74
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	31.00	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	31.00	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Chicago, IL
	May 2005
	2005	2006	2007	2008	2009

Gross revenues	$228,585	$476,231	$476,429	$475,662	$475,127
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	7,058	9,830	9,094	10,382	9,873
Interest expense	98,204	229,773	229,773	230,402	229,773
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$123,323	$236,628	$237,562	$234,878	$235,481

Taxable income
— from operations	$123,323	$236,628	$237,562	$234,878	$235,481
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	123,323	236,628	237,562	234,878	235,481
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	123,323	236,628	237,562	234,878	235,481
Less: Cash distributions to investors
— from operating cash flow	93,600	234,540	234,540	234,539	234,539
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	29,723	2,088	3,022	339	942
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$29,723	$2,088	$3,022	$339	$942

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$38.12	$73.15	$73.43	$72.61	$72.79
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	28.93	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	28.93	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Southington, CT
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$198,989	$414,555	$414,810	$414,132	$413,619
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	6,140	8,643	7,954	9,290	8,742
Interest expense	84,966	198,182	198,182	198,725	198,182
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$107,883	$207,730	$208,674	$206,117	$206,695

Taxable income
— from operations	$107,883	$207,730	$208,674	$206,117	$206,695
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	107,883	207,730	208,674	206,117	206,695
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	107,883	207,730	208,674	206,117	206,695
Less: Cash distributions to investors
— from operating cash flow	82,056	205,608	205,608	205,611	205,605
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	25,827	2,122	3,066	506	1,090
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$25,827	$2,122	$3,066	$506	$1,090

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$38.04	$73.25	$73.58	$72.68	$72.88
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	28.93	72.50	72.50	72.50	72.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	28.93	72.50	72.50	72.50	72.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Nashville, TN
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$158,605	$381,569	$381,787	$381,145	$380,700
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	5,122	8,211	8,686	23,125	25,546
Interest expense	67,551	186,790	186,790	187,301	186,790
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$85,932	$186,568	$186,311	$170,719	$168,364

Taxable income
— from operations	$85,932	$186,568	$186,311	$170,719	$168,364
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	85,932	186,568	186,311	170,719	168,364
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	85,932	186,568	186,311	170,719	168,364
Less: Cash distributions to investors
— from operating cash flow	61,775	184,440	184,440	168,121	166,631
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	24,157	2,128	1,871	2,598	1,733
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$24,157	$2,128	$1,871	$2,598	$1,733

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$33.78	$73.34	$73.24	$67.11	$66.18
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	24.28	72.50	72.50	66.09	65.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	24.28	72.50	72.50	66.09	65.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Derby, KS
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$134,493	$345,824	$345,854	$345,331	$345,055
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	6,648	15,835	16,779	16,623	15,319
Interest expense	55,839	167,060	167,060	167,517	167,060
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$72,006	$162,929	$162,015	$161,191	$162,676

Taxable income
— from operations	$72,006	$162,929	$162,015	$161,191	$162,676
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	72,006	162,929	162,015	161,191	162,676
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	72,006	162,929	162,015	161,191	162,676
Less: Cash distributions to investors
— from operating cash flow	50,396	163,872	163,872	163,872	163,870
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	21,610	(943)	(1,857)	(2,681)	(1,194)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$21,610	$(943)	$(1,857)	$(2,681)	$(1,194)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.76	$69.60	$69.21	$68.86	$69.49
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.53	70.00	70.00	70.00	70.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	21.53	70.00	70.00	70.00	70.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Gander Mountain — Spring, TX
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$335,027	$1,008,049	$1,028,481	$1,025,759	$1,023,475
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	3,429	8,490	27,572	29,164	27,651
Interest expense	—	—	—	—	—
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$331,598	$999,559	$1,000,909	$996,595	$995,824

Taxable income
— from operations	$331,598	$999,559	$1,000,909	$996,595	$995,824
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	331,598	999,559	1,000,909	996,595	995,824
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	331,598	999,559	1,000,909	996,595	995,824
Less: Cash distributions to investors
— from operating cash flow	249,273	986,268	986,268	986,268	986,267
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	82,325	13,291	14,641	10,327	9,557
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$82,325	$13,291	$14,641	$10,327	$9,557

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$25.22	$76.01	$76.11	$75.79	$75.73
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	18.96	75.00	75.00	75.00	75.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	18.96	75.00	75.00	75.00	75.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Blue Springs, MO
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$102,520	$278,833	$279,148	$278,734	$278,419
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	5,767	10,823	11,331	11,801	10,979
Interest expense	46,108	129,690	133,959	134,326	133,959
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$50,645	$138,320	$133,858	$132,607	$133,481

Taxable income
— from operations	$50,645	$138,320	$133,858	$132,607	$133,481
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	50,645	138,320	133,858	132,607	133,481
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	50,645	138,320	133,858	132,607	133,481
Less: Cash distributions to investors
— from operating cash flow	37,809	132,384	132,384	132,384	132,385
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	12,836	5,936	1,474	223	1,096
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$12,836	$5,936	$1,474	$223	$1,096

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$26.78	$73.15	$70.79	$70.13	$70.59
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	19.99	70.01	70.01	70.01	70.01
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	19.99	70.01	70.01	70.01	70.01
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Garden City, KS
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$129,075	$334,224	$334,220	$333,714	$333,450
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	6,489	15,421	16,020	16,633	14,936
Interest expense	53,531	161,478	161,478	161,920	161,477
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$69,055	$157,325	$156,722	$155,161	$157,037

Taxable income
— from operations	$69,055	$157,325	$156,722	$155,161	$157,037
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	69,055	157,325	156,722	155,161	157,037
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	69,055	157,325	156,722	155,161	157,037
Less: Cash distributions to investors
— from operating cash flow	48,197	158,136	158,136	158,132	158,130
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	20,858	(811)	(1,414)	(2,971)	(1,093)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$20,858	$(811)	$(1,414)	$(2,971)	$(1,093)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.57	$69.64	$69.38	$68.69	$69.52
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.34	70.00	70.00	70.00	70.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	21.34	70.00	70.00	70.00	70.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Pittsburg, KS
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$102,883	$295,304	$295,354	$294,762	$294,420
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	5,512	13,895	14,852	13,941	14,246
Interest expense	35,488	140,795	140,795	141,180	140,795
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$61,883	$140,614	$139,707	$139,641	$139,379

Taxable income
— from operations	$61,883	$140,614	$139,707	$139,641	$139,379
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	61,883	140,614	139,707	139,641	139,379
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	61,883	140,614	139,707	139,641	139,379
Less: Cash distributions to investors
— from operating cash flow	37,600	141,120	141,120	141,120	141,120
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	24,283	(506)	(1,413)	(1,479)	(1,741)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$24,283	$(506)	$(1,413)	$(1,479)	$(1,741)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.70	$69.75	$69.30	$69.27	$69.14
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	18.65	70.00	70.00	70.00	70.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	18.65	70.00	70.00	70.00	70.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Gladstone, MO
	June 2005
	2005	2006	2007	2008	2009

Gross revenues	$132,411	$395,426	$395,750	$394,788	$394,145
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	7,731	17,633	18,096	18,575	17,734
Interest expense	45,975	204,644	204,644	205,205	204,644
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$78,705	$173,149	$173,010	$171,008	$171,767

Taxable income
— from operations	$78,705	$173,149	$173,010	$171,008	$171,767
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	78,705	173,149	173,010	171,008	171,767
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	78,705	173,149	173,010	171,008	171,767
Less: Cash distributions to investors
— from operating cash flow	55,486	158,450	170,772	170,774	170,777
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	23,219	14,699	2,238	234	990
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$23,219	$14,699	$2,238	$234	$990

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$31.11	$68.44	$68.38	$67.59	$67.89
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.93	62.63	67.50	67.50	67.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	21.93	62.63	67.50	67.50	67.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Salt Lake City, UT
	July 2005
	2005	2006	2007	2008	2009

Gross revenues	$124,866	$511,918	$501,439	$500,189	$499,601
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	7,013	17,712	18,148	18,290	17,781
Interest expense	63,197	250,246	259,419	264,992	264,268
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$54,656	$243,960	$223,872	$216,907	$217,552

Taxable income
— from operations	$54,656	$243,960	$223,872	$216,907	$217,552
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	54,656	243,960	223,872	216,907	217,552
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	54,656	243,960	223,872	216,907	217,552
Less: Cash distributions to investors
— from operating cash flow	40,825	216,492	216,492	215,581	216,493
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	13,831	27,468	7,380	1,326	1,059
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$13,831	$27,468	$7,380	$1,326	$1,059

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$17.04	$76.07	$69.81	$67.64	$67.84
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	12.73	67.51	67.51	67.22	67.51
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	12.73	67.51	67.51	67.22	67.51
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Sandy, UT
	July 2005
	2005	2006	2007	2008	2009

Gross revenues	$122,931	$503,524	$492,602	$500,697	$498,422
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	7,049	17,501	29,706	33,119	28,137
Interest expense	64,035	246,775	249,503	257,545	256,841
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$51,847	$239,248	$213,393	$210,033	$213,444

Taxable income
— from operations	$51,847	$239,248	$213,393	$210,033	$213,444
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	51,847	239,248	213,393	210,033	213,444
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	51,847	239,248	213,393	210,033	213,444
Less: Cash distributions to investors
— from operating cash flow	40,776	216,228	216,228	216,228	216,227
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	11,071	23,020	(2,835)	(6,195)	(2,783)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$11,071	$23,020	$(2,835)	$(6,195)	$(2,783)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$16.19	$74.69	$66.62	$65.57	$66.64
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	12.73	67.51	67.51	67.51	67.51
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	12.73	67.51	67.51	67.51	67.51
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Midvale, UT
	August 2005
	2005	2006	2007	2008	2009

Gross revenues	$87,586	$359,001	$351,575	$350,900	$350,426
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	5,676	13,095	13,573	13,698	13,214
Interest expense	44,677	169,379	179,200	179,691	179,200
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$37,233	$176,527	$158,802	$157,511	$158,012

Taxable income
— from operations	$37,233	$176,527	$158,802	$157,511	$158,012
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	37,233	176,527	158,802	157,511	158,012
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	37,233	176,527	158,802	157,511	158,012
Less: Cash distributions to investors
— from operating cash flow	29,597	156,937	156,936	156,942	156,939
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	7,636	19,590	1,866	569	1,073
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$7,636	$19,590	$1,866	$569	$1,073

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$16.01	$75.93	$68.30	$67.75	$67.96
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	12.73	67.50	67.50	67.50	67.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	12.73	67.50	67.50	67.50	67.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Metairie, LA
	August 2005
	2005	2006	2007	2008	2009

Gross revenues	$4,355	$541,345	$541,867	$540,846	$540,156
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	—	16,665	14,445	15,226	14,920
Interest expense	—	258,179	276,488	277,245	276,488
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$4,355	$266,501	$250,934	$248,375	$248,748

Taxable income
— from operations	$4,355	$266,501	$250,934	$248,375	$248,748
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	4,355	266,501	250,934	248,375	248,748
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	4,355	266,501	250,934	248,375	248,748
Less: Cash distributions to investors
— from operating cash flow	—	230,617	249,348	249,350	249,351
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	4,355	35,884	1,586	(975)	(603)
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$4,355	$35,884	$1,586	$(975)	$(603)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$3.02	$72.14	$67.93	$67.24	$67.34
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	62.43	67.50	67.50	67.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	62.43	67.50	67.50	67.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Wal-Mart — Hazard, KY
	September 2005
	2005	2006	2007	2008	2009

Gross revenues	$319,334	$1,891,356	$1,891,302	$2,044,808	$1,885,539
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	11,436	41,686	38,676	41,593	37,575
Interest expense	120,349	1,071,401	1,071,401	1,074,336	1,071,401
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$187,549	$778,269	$781,225	$928,879	$776,563

Taxable income
— from operations	$187,549	$778,269	$781,225	$928,879	$776,563
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	187,549	778,269	781,225	928,879	776,563
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	187,549	778,269	781,225	928,879	776,563
Less: Cash distributions to investors
— from operating cash flow	66,413	771,588	771,588	771,604	771,589
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	121,136	6,681	9,637	157,275	4,974
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$121,136	$6,681	$9,637	$157,275	$4,974

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$14.83	$61.53	$61.76	$73.43	$61.39
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	5.25	61.00	61.00	61.00	61.00
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	5.25	61.00	61.00	61.00	61.00
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Gander Mountain — Hermantown, MN
	September 2005
	2005	2006	2007	2008	2009

Gross revenues	$94,643	$885,140	$1,063,286	$896,361	$901,115
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	2,765	26,926	171,824	34,853	31,397
Interest expense	—	—	—	—	—
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$91,878	$858,214	$891,462	$861,508	$869,718

Taxable income
— from operations	$91,878	$858,214	$891,462	$861,508	$869,718
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	91,878	858,214	891,462	861,508	869,718
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	91,878	858,214	891,462	861,508	869,718
Less: Cash distributions to investors
— from operating cash flow	18,885	861,636	861,636	861,650	861,643
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	72,993	(3,422)	29,826	(142)	8,075
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$72,993	$(3,422)	$29,826	$(142)	$8,075

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$8.23	$73.21	$76.04	$73.49	$74.19
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	1.69	73.50	73.50	73.50	73.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	1.69	73.50	73.50	73.50	73.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Best Buy — Baytown, TX
	October 2005
	2005	2006	2007	2008	2009

Gross revenues	$109,094	$489,624	$490,312	$488,836	$528,932
Profit (loss) on sale of properties	—	—	—	—	—
Less:
Operating expenses(1)	1,021	7,846	17,573	8,823	8,973
Interest expense	—	—	—	—	—
Depreciation and amortization(2)	—	—	—	—	—

Net income (loss) — Tax basis(3)	$108,073	$481,778	$472,739	$480,013	$519,959

Taxable income
— from operations	$108,073	$481,778	$472,739	$480,013	$519,959
— from gain on sale	—	—	—	—	—
Cash generated
— from operations(4)	108,073	481,778	472,739	480,013	519,959
— from sales	—	—	—	—	—
— from refinancing	—	—	—	—	—

Cash generated from operations, sales and refinancing	108,073	481,778	472,739	480,013	519,959
Less: Cash distributions to investors
— from operating cash flow	—	445,785	478,572	478,573	478,574
— from sales and refinancing	—	—	—	—	—
— from other	—	—	—	—	—

Cash generated (deficiency) after cash distributions	108,073	35,993	(5,883)	1,440	41,385
Less: Special items (not including sales and refinancing)	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$108,073	$35,993	$(5,883)	$1,440	$41,385

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$94.06	$57.89	$56.80	$57.67	$62.47
— from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	53.56	57.50	57.50	57.50
— return of capital	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—
— refinancing	—	—	—	—	—
— operations	—	53.56	57.50	57.50	57.50
— other	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table					100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Natchitoches, LA
	November 2005
	2006	2007	2008	2009

Gross revenues	$242,647	$255,718	$255,356	$255,068
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	10,747	9,056	9,097	8,546
Interest expense	116,328	130,858	131,217	130,858
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$115,572	$115,804	$115,042	$115,664

Taxable income
— from operations	$115,572	$115,804	$115,042	$115,664
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	115,572	115,804	115,042	115,664
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	115,572	115,804	115,042	115,664
Less: Cash distributions to investors
— from operating cash flow	99,268	114,600	114,597	114,595
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	16,304	1,204	445	1,069
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$16,304	$1,204	$445	$1,069

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$65.55	$65.69	$65.25	$65.61
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	56.31	65.00	65.00	65.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	56.31	65.00	65.00	65.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Kohl’s — Lakewood, CO
	November 2005
	2006	2007	2008	2009

Gross revenues	$1,009,577	$1,064,348	$1,150,875	$972,785
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	27,941	23,997	26,791	22,020
Interest expense	524,194	586,904	588,512	586,904
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$457,442	$453,447	$535,572	$363,861

Taxable income
— from operations	$457,442	$453,447	$535,572	$363,861
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	457,442	453,447	535,572	363,861
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	457,442	453,447	535,572	363,861
Less: Cash distributions to investors
— from operating cash flow	387,805	447,660	445,460	447,660
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	69,637	5,787	90,112	(83,799)
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$69,637	$5,787	$90,112	$(83,799)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$61.31	$60.78	$71.78	$48.77
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	51.98	60.00	59.71	60.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	51.98	60.00	59.71	60.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	The Shoppes at North Village — St. Joseph, MO
	December 2005
	2006	2007	2008	2009

Gross revenues	$2,824,347	$4,209,047	$4,139,927	$3,977,184
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	871,927	1,270,287	1,486,329	1,285,810
Interest expense	1,094,702	1,611,155	1,615,569	1,611,154
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$857,718	$1,327,605	$1,038,029	$1,080,220

Taxable income
— from operations	$857,718	$1,327,605	$1,038,029	$1,080,220
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	857,718	1,327,605	1,038,029	1,080,220
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	857,718	1,327,605	1,038,029	1,080,220
Less: Cash distributions to investors
— from operating cash flow	808,917	1,246,236	1,176,954	846,026
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	48,801	81,369	(138,925)	234,194
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$48,801	$81,369	$(138,925)	$234,194

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$41.98	$64.98	$50.81	$52.87
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	39.59	61.00	57.18	41.84
— return of capital	—	—	0.43	(0.43)
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	39.59	61.00	57.18	41.84
— other	—	—	0.43	(0.43)
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Walgreens — Sumter, SC
	January 2006
	2006	2007	2008	2009

Gross revenues	$314,624	$325,980	$325,445	$325,085
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	14,066	13,354	13,830	12,921
Interest expense	158,325	171,598	172,138	171,668
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$142,233	$141,028	$139,477	$140,496

Taxable income
— from operations	$142,233	$141,028	$139,477	$140,496
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	142,233	141,028	139,477	140,496
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	142,233	141,028	139,477	140,496
Less: Cash distributions to investors
— from operating cash flow	121,169	139,884	139,887	139,880
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	21,064	1,144	(410)	616
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$21,064	$1,144	$(410)	$616

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$66.09	$65.53	$64.81	$65.29
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	56.31	65.00	65.00	65.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	56.31	65.00	65.00	65.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Kohl’s — St. Joseph, MO
	February 2006
	2006	2007	2008	2009

Gross revenues	$564,619	$710,939	$801,046	$694,012
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	159,442	179,656	170,276	162,445
Interest expense	190,758	325,358	326,249	325,358
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$214,419	$205,925	$304,521	$206,209

Taxable income
— from operations	$214,419	$205,925	$304,521	$206,209
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	214,419	205,925	304,521	206,209
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	214,419	205,925	304,521	206,209
Less: Cash distributions to investors
— from operating cash flow	132,308	247,020	247,020	247,020
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	82,111	(41,095)	57,501	(40,811)
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$82,111	$(41,095)	$57,501	$(40,811)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$52.08	$50.02	$73.97	$50.09
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	32.14	60.00	60.00	60.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	32.14	60.00	60.00	60.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Home Depot — Bellingham, WA
	April 2006
	2006	2007	2008	2009

Gross revenues	$608,739	$1,571,778	$1,572,745	$1,568,675
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	14,676	54,775	60,817	59,764
Interest expense	—	—	—	—
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$594,063	$1,517,003	$1,511,928	$1,508,911

Taxable income
— from operations	$594,063	$1,517,003	$1,511,928	$1,508,911
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	594,063	1,517,003	1,511,928	1,508,911
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	594,063	1,517,003	1,511,928	1,508,911
Less: Cash distributions to investors
— from operating cash flow	463,771	1,494,708	1,494,264	1,494,715
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	130,292	22,295	17,664	14,196
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$130,292	$22,295	$17,664	$14,196

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$24.05	$61.40	$61.20	$61.07
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	18.77	60.50	60.48	60.50
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	18.77	60.50	60.48	60.50
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio I
	May 2006
	2006	2007	2008	2009

Gross revenues	$583,357	$1,429,279	$1,426,846	$1,424,945
Profit (loss) on sale of properties	—	—	15,000	—
Less:
Operating expenses(1)	26,130	36,148	49,261	45,508
Interest expense	265,912	752,356	754,449	752,387
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$291,315	$640,775	$638,136	$627,050

Taxable income
— from operations	$291,315	$640,775	$623,136	$627,050
— from gain on sale	—	—	15,000	—
Cash generated
— from operations(4)	291,315	640,775	623,136	627,050
— from sales	—	—	15,000	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	291,315	640,775	638,136	627,050
Less: Cash distributions to investors
— from operating cash flow	203,698	623,484	623,482	623,480
— from sales and refinancing	—	—	15,000	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	87,617	17,291	(346)	3,570
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$87,617	$17,291	$(346)	$3,570

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$30.37	$66.80	$64.96	$65.37
— from recapture	—	—	—	—
Capital gain (loss)	—	—	1.56	—
Cash distributions to investors
Source (on a tax basis)
— investment income	21.24	65.00	65.00	65.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	1.56	—
— refinancing	—	—	—	—
— operations	21.24	65.00	63.44	65.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio II
	June 2006
	2006	2007	2008	2009

Gross revenues	$313,447	$1,539,612	$1,579,494	$1,529,434
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	4,849	64,435	75,030	71,118
Interest expense	133,317	797,719	799,905	797,719
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$175,281	$677,458	$704,559	$660,597

Taxable income
— from operations	$175,281	$677,458	$704,559	$660,597
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	175,281	677,458	704,559	660,597
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	175,281	677,458	704,559	660,597
Less: Cash distributions to investors
— from operating cash flow	77,402	650,712	650,718	650,710
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	97,879	26,746	53,841	9,887
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$97,879	$26,746	$53,841	$9,887

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$17.51	$67.67	$70.38	$65.99
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	7.73	65.00	65.00	65.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	7.73	65.00	65.00	65.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Barrywoods Crossing — Kansas City, MO
	July 2006
	2006	2007	2008	2009

Gross revenues	$969,929	$3,887,472	$4,145,429	$3,894,998
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	642,129	1,261,696	1,391,359	1,333,093
Interest expense	126,766	1,521,195	1,546,548	1,542,323
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$201,034	$1,104,581	$1,207,522	$1,019,582

Taxable income
— from operations	$201,034	$1,104,581	$1,207,522	$1,019,582
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	201,034	1,104,581	1,207,522	1,019,582
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	201,034	1,104,581	1,207,522	1,019,582
Less: Cash distributions to investors
— from operating cash flow	—	1,486,685	1,198,964	893,615
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	201,034	(382,104)	8,558	125,967
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$201,034	$(382,104)	$8,558	$125,967

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$9.85	$54.15	$59.19	$49.98
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	64.00	59.19	49.97
— return of capital	—	8.88	(0.42)	(6.17)
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	—	64.00	59.19	49.97
— other	—	8.88	(0.42)	(6.17)
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio III
	December 2006
	2006	2007	2008	2009

Gross revenues	$—	$2,447,247	$2,416,921	$2,413,694
Profit (loss) on sale of properties	—	—	13,766	—
Less:
Operating expenses(1)	—	119,032	109,158	107,334
Interest expense	—	1,241,384	1,305,593	1,302,026
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$—	$1,086,831	$1,015,936	$1,004,334

Taxable income
— from operations	$—	$1,086,831	$1,002,170	$1,004,334
— from gain on sale	—	—	13,766	—
Cash generated
— from operations(4)	—	1,086,831	1,002,170	1,004,334
— from sales	—	—	21,115	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	—	1,086,831	1,023,285	1,004,334
Less: Cash distributions to investors
— from operating cash flow	—	1,004,184	1,004,185	1,004,184
— from sales and refinancing	—	—	13,766	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	—	82,647	5,334	150
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$—	$82,647	$5,334	$150

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$—	$70.35	$64.87	$65.01
— from recapture	—	—	—	—
Capital gain (loss)	—	—	0.89	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	65.00	65.00	65.00
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	0.89	—
— refinancing	—	—	—	—
— operations	—	65.00	64.11	65.00
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Centerpointe Shopping Center — Woodridge, IL
	May 2007
	2006	2007	2008	2009

Gross revenues	$—	$2,632,042	$4,241,709	$4,267,839
Profit (loss) on sale of properties	—	—	—	—
Less:
Operating expenses(1)	—	643,478	1,525,240	1,393,905
Interest expense	—	837,535	1,525,064	1,520,897
Depreciation and amortization(2)	—	—	—	—

Net income (loss) — Tax basis(3)	$—	$1,151,029	$1,191,405	$1,353,037

Taxable income
— from operations	$—	$1,151,029	$1,191,405	$1,353,037
— from gain on sale	—	—	—	—
Cash generated
— from operations(4)	—	1,151,029	1,191,405	1,353,037
— from sales	—	—	—	—
— from refinancing	—	—	—	—

Cash generated from operations, sales and refinancing	—	1,151,029	1,191,405	1,353,037
Less: Cash distributions to investors
— from operating cash flow	—	807,647	1,334,400	1,334,400
— from sales and refinancing	—	—	—	—
— from other	—	—	—	—

Cash generated (deficiency) after cash distributions	—	343,382	(142,995)	18,637
Less: Special items (not including sales and refinancing)	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$—	$343,382	$(142,995)	$18,637

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$—	$52.08	$53.91	$61.22
— from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	—	36.55	60.38	60.38
— return of capital	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—
— refinancing	—	—	—	—
— operations	—	36.55	60.38	60.38
— other	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table				100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio IV			Cole Net Lease Portfolio V
	May 2007			June 2007
	2007	2008	2009	2007	2008	2009

Gross revenues	$533,742	$904,933	$890,068	$1,216,587	$2,873,638	$3,074,756
Profit (loss) on sale of properties	—	—	—	—	—	—
Less:
Operating expenses(1)	57,576	150,569	136,884	33,570	109,101	104,964
Interest expense	217,699	368,879	367,871	444,412	1,378,431	1,374,664
Depreciation and amortization(2)	—	—	—	—	—	—

Net income (loss) — Tax basis(3)	$258,467	$385,485	$385,313	$738,605	$1,386,106	$1,595,128

Taxable income
— from operations	$258,467	$385,485	$385,313	$738,605	$1,386,106	$1,595,128
— from gain on sale	—	—	—	—	—	—
Cash generated
— from operations(4)	258,467	385,485	385,313	738,605	1,386,106	1,595,128
— from sales	—	—	—	—	—	—
— from refinancing	—	—	—	—	—	—

Cash generated from operations, sales and refinancing	258,467	385,485	385,313	738,605	1,386,106	1,595,128
Less: Cash distributions to investors
— from operating cash flow	232,801	360,185	360,180	550,545	1,449,144	1,449,147
— from sales and refinancing	—	—	—	—	—	—
— from other	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions	25,666	25,300	25,133	188,060	(63,038)	145,981
Less: Special items (not including sales and refinancing)	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	$25,666	$25,300	$25,133	$188,060	$(63,038)	$145,981

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$43.06	$64.22	$64.19	$33.64	$63.13	$72.65
— from recapture	—	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	38.78	60.00	60.00	25.07	66.00	66.00
— return of capital	—	—	—	—	—	—
Source (on a cash basis)
— sales	—	—	—	—	—	—
— refinancing	—	—	—	—	—	—
— operations	38.78	60.00	60.00	25.07	66.00	66.00
— other	—	—	—	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table			100%			100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

	Cole Net Lease Portfolio VI
	September 2007
	2007	2008	2009

Gross revenues	$598,105	$3,551,029	$3,497,557
Profit (loss) on sale of properties	—	—	—
Less:
Operating expenses(1)	45,111	229,233	212,360
Interest expense	144,049	1,700,718	1,696,068
Depreciation and amortization(2)	—	—	—

Net income (loss) — Tax basis(3)	$408,945	$1,621,078	$1,589,129

Taxable income
— from operations	$408,945	$1,621,078	$1,589,129
— from gain on sale	—	—	—
Cash generated
— from operations(4)	408,945	1,621,078	1,589,129
— from sales	—	—	—
— from refinancing	—	—	—

Cash generated from operations, sales and refinancing	408,945	1,621,078	1,589,129
Less: Cash distributions to investors
— from operating cash flow	269,301	1,589,676	1,589,678
— from sales and refinancing	—	—	—
— from other	—	—	—

Cash generated (deficiency) after cash distributions	139,644	31,402	(549)
Less: Special items (not including sales and refinancing)	—	—	—

Cash generated (deficiency) after cash distributions and special items	$139,644	$31,402	$(549)

Tax and Distribution Data Per $1,000 Invested
Federal income tax results
Ordinary income (loss)
— from operations	$17.58	$63.22	$61.98
— from recapture	—	—	—
Capital gain (loss)	—	—	—
Cash distributions to investors
Source (on a tax basis)
— investment income	11.57	62.00	62.00
— return of capital	—	—	—
Source (on a cash basis)
— sales	—	—	—
— refinancing	—	—	—
— operations	11.57	62.00	62.00
— other	—	—	—
Amount (in percentage terms) remaining invested in program at the end of last year reported in the table			100%

Past performance is not necessarily indicative of future results.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (UNAUDITED) — (Continued)

(1)	Operating expenses include management fees paid to affiliates for such services as accounting, property supervision, etc.

(2)	Amortization of organizational costs is computed over a period of 60 months. Depreciation of commercial real estate property is determined on the straight-line method over an estimated useful life of 39 years. Leasehold interests are amortized over the life of the lease.

(3)	The respective program maintains its books on a tax basis of accounting rather than a GAAP basis. There are several potential differences in tax and GAAP basis, including, among others: (a) tax basis accounting does not take certain income or expense accruals into consideration at the end of each fiscal year, (b) rental income is recorded on a tax basis, as it is received where it is accrued on a straight-line basis over the life of the lease for GAAP, and (c) all properties are recorded at cost and depreciated over their estimated useful life on a tax basis even if they qualify as a direct financing lease for GAAP purposes. These differences generally result in timing differences between fiscal years but total operating income over the life of the program will not be significantly different between the two basis of accounting.

(4)	Cash generated from operations generally includes net income plus depreciation and amortization plus, where applicable, any decreases in accounts receivable and accrued rental income or increases in accounts payable minus, where applicable, any increases in accounts receivable and accrued rental income or decreases in accounts payable. In addition, cash generated from operations is reduced for any property costs related to development projects and is increased by proceeds when the project is sold (usually in less than twelve months).

(5)	Investors in this program receive interest per annum, which is included in interest expense. Therefore, tax and cash distribution data per $1,000 invested is not applicable.

(6)	Cole Credit Property Trust, Inc., and Cole Credit Property Trust II, Inc. maintain their books on a GAAP basis of accounting rather than on a tax basis.

(7)	Represents cash flows from operations in excess of distributions from previous periods.

(8)	Represents cash flows from operations in excess of distributions from previous periods and cash proceeds from line of credit borrowings.

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED)

The following table presents summary information on the results of Prior Real Estate Programs that completed operations since January 1, 2005 and that had similar or identical investment objectives to those of this program. All amounts are from the inception of the program to the date the program was completed.

	Cole	Cole
	Southwest	Collateralized		Cole
	Opportunity	Senior Notes,		Santa Fe
Program Name	Fund LP	LLC		Investors, LP

Dollar amount raised	$13,905,850	$28,038,500		$6,180,000
Number of properties purchased	2	45		1
Date of closing of offering	8/12/2001	6/3/2004		11/20/2002
Date of first sale of property	6/1/2002	11/6/2003		11/30/2007
Date of final sale of property	4/6/2005	4/26/2006		11/30/2007
Tax and Distribution Data Per $1,000 Investment Through 12/31/09
Federal income tax results:
Ordinary income (loss)
— from operations	$(344)	$—	(2)	$(304)
— from recapture	247	—	(2)	429
Capital gain (loss)	80	—	(2)	1,762
Deferred gain
— Capital	—	—	(2)	—
— Ordinary	—	—	(2)	—
Cash distributions to investors:
Source (on Tax Basis)(1)
— Investment income	2	—	(2)	824
— Return of capital	829	28,038,500	(2)	1,000
Source (on Cash Basis)

— Sales	829	85,696,933	(3)	1,731
— Refinancing	—	—	(2)	—
— Operations	2	(506,433	)(2)	93
— Other	—	—	(2)	—
Receivable on net purchase money financing	—	—		—

Past performance is not necessarily indicative of future results.

TABLE IV

RESULTS OF COMPLETED PROGRAMS (UNAUDITED) — (Continued)

			Cole
		Cole Credit	Collateralized
	Cole Credit	Property	Senior
	Property	Fund II,	Notes II,
Program Name	Fund, LP	LP	LLC

Dollar amount raised	$25,000,000	$24,494,500	$28,750,000
Number of properties purchased	14	10	49
Date of closing of offering	9/2/2003	3/25/2004	2/15/2005
Date of first sale of property	9/30/2008	9/30/2008	8/13/2004
Date of final sale of property	9/30/2008	9/30/2008	5/8/2008
Tax and Distribution Data Per $1,000 Investment Through 12/31/09
Federal income tax results:
Ordinary income (loss)
— from operations	$230	$218	$—	(2)
— from recapture	220	252	—	(2)
Capital gain (loss)	202	119	—	(2)
Deferred gain
— Capital	—	—	—	(2)
— Ordinary	—	—	—	(2)
Cash distributions to investors:
Source (on Tax Basis)(1)
— Investment income	488	507	—	(2)
— Return of capital	1,000	1,000	28,750,000	(2)
Source (on Cash Basis)

— Sales	1,035	1,091	153,355,044	(3)
— Refinancing	—	—	—	(2)
— Operations	453	416	(7,231,419	)(2)
— Other	—	—	—	(2)
Receivable on net purchase money financing	—	—	—

(1)	The respective program maintains its books on a tax basis of accounting rather than on a GAAP basis. There are potential differences in accounting for cash distributions on a tax basis and GAAP basis, the most significant of which is that partnership syndication costs, which include securities commissions and other costs, would be recorded as a reduction of capital for GAAP purposes, which would result in lower return of capital and higher investment income amounts on a GAAP basis than on a tax basis.

(2)	Investors in this program receive interest per annum, which is included in interest expense. Therefore, tax and cash distribution data per $1,000 invested is not applicable.

(3)	Over the course of the program, certain properties acquired with the initial note proceeds were sold and the sales proceeds were reinvested in replacement properties. Certain replacement properties were subsequently sold and the sales proceeds were reinvested in new replacement properties, this may have occurred multiple times over the life of the program or certain properties. This amount represents the accumulated proceeds from sale and reinvestment of the sales proceeds in replacement properties.

Past performance is not necessarily indicative of future results.

TABLE V

RESULTS OF SALES OR DISPOSALS OF PROPERTIES (UNAUDITED)

This table provides summary information on the results of sales or disposals of properties since January 1, 2007 by Prior Real Estate Programs having similar investment objectives to those of this program. All amounts are through December 31, 2009.

											Excess
								Including Closing and Soft Costs			(Deficiency)
			Selling Price, Net of Closing Costs and GAAP Adjustments						Total		of Property
					Purchase				Acquisition		Operating
					Money	Adjustments			Cost, Capital		Cash
			Cash Received	Mortgage	Mortgage	Resulting from		Original	Improvements,		Receipts
	Date	Date of	Net of Closing	Balance at	Taken Back by	Application of		Mortgage	Closing and		Over Cash
Property	Acquired	Sale	Costs	Time of Sale	Program	GAAP(3)	Total(1)	Financing	Soft Costs(2)	Total	Expenditures

Cole Santa Fe Investors, LP — Santa Fe Square	07/99	11/07	11,243,173	15,026,825	—	—	26,269,998	3,443,065	12,809,742	16,252,807	319,660
Cole Collateralized Senior Notes II, LLC
DST Interests in Home Depot Bellingham, WA(5)	01/06	01/07	22,462,440	—	—	—	22,462,440	17,040,000	5,422,440	22,462,440	643,729
Walgreens New Kensington, PA	04/06	05/07	2,099,420	3,255,000	—	—	5,354,420	4,006,000	1,311,550	5,317,550	149,434
Walgreens Lorain, OH	11/06	06/07	5,134,371	—	—	—	5,134,371	—	4,944,487	4,944,487	174,154
DST Interests in Cole Net Lease Portfolio V(9)(5)	Various	09/07	19,985,580	25,443,000	—	—	45,428,580	29,464,000	15,964,580	45,428,580	302,801
Tortuga Cantina Woodlands, TX	12/03	05/08	502,807	1,355,250	—	—	1,858,057	1,345,997	671,188	2,017,185	414,142
Cole Collateralized Senior Notes III, LLC
DST Interests in Cole Net Lease Portfolio III(7)(5)	Various	02/07	13,776,305	23,365,000	—	—	37,141,305	28,418,000	8,723,305	37,141,305	187,120
Walgreens Grandview, MO	09/06	01/07	1,684,764	4,918,000	—	—	6,602,764	4,918,000	1,463,883	6,381,883	41,637
Walgreens Morgantown, WV	09/06	03/07	2,358,280	3,563,000	—	—	5,921,280	4,385,000	1,398,566	5,783,566	81,761
Walgreens Kinston, NC	11/06	06/07	2,142,100	3,052,000	—	—	5,194,100	3,756,000	1,175,790	4,931,790	45,750
Taco Bell Elwood, IN	07/07	08/07	581,963	960,000	—	—	1,541,963	—	1,350,237	1,350,237	7,369
DST Interests in Cole Net Lease Portfolio VI(10)(5)	Various	02/08	23,798,400	29,740,000	—	—	53,538,400	29,740,000	23,798,400	53,538,400	386,094
Cole Collateralized Senior Notes IV, LLC
DST Interests in Cole Net Lease Portfolio IV(8)(5)	Various	08/07	5,301,010	6,488,000	—	—	11,789,010	8,899,000	2,890,010	11,789,010	51,556
Walgreens Auburn, AL	05/06	06/07	2,338,561	3,505,000	—	—	5,843,561	4,314,000	1,398,221	5,712,221	148,452
Cole Acquisitions I, LLC(6)
TIC Interests in Barrywoods Crossing Kansas City, MO(4)	06/06	01/07	17,968,247	28,275,000	—	—	46,243,247	38,200,000	8,043,247	46,243,247	543,718
TIC Interests in Centerpointe of Woodridge(4)	02/07	12/07	19,513,890	29,413,000	—	—	48,926,890	36,200,000	12,726,890	48,926,890	462,795
CVS Robertsdale, AL	04/06	02/08	1,703,695	2,720,000	—	—	4,423,695	3,348,000	1,111,360	4,459,360	222,906
Cole Credit Property Fund, LP
Payless Shoes Columbia, SC	02/03	09/08	539,250	860,000	—	—	1,399,250	—	1,581,966	1,581,966	582,574
Walgreens Jacksonville, FL	02/03	09/08	2,538,500	2,510,750	—	—	5,049,250	3,652,000	855,318	4,507,318	1,398,635
CVS Hamilton, OH	03/03	09/08	1,811,750	1,787,500	—	—	3,599,250	—	3,266,592	3,266,592	1,058,181
Walgreens Akron, OH	04/03	09/08	919,250	1,900,000	—	—	2,819,250	—	2,800,400	2,800,400	688,613
Walgreens Seattle, WA	04/03	09/08	3,299,244	3,349,500	—	—	6,648,744	4,848,000	1,223,201	6,071,201	2,019,210
Walgreens LaMarque, TX	05/03	09/08	2,232,250	2,277,000	—	—	4,509,250	3,296,000	832,650	4,128,650	1,188,276
CVS Mechanicville, NY	06/03	09/08	1,298,850	1,290,000	—	—	2,588,850	1,824,000	544,647	2,368,647	649,045
Office Depot Laurel, MS	06/03	09/08	1,379,250	1,270,000	—	—	2,649,250	—	2,320,534	2,320,534	815,536
Home Depot Colma, CA(11)	06/03	09/08	17,553,309	21,613,000	—	—	39,166,309	26,400,000	6,970,111	33,370,111	11,735,401
Walgreens Saginaw, MI	06/03	09/08	1,916,750	2,282,500	—	—	4,199,250	—	4,141,775	4,141,775	1,222,700
Walgreens Tulsa, OK	08/03	09/08	973,750	1,215,500	—	—	2,189,250	—	2,208,207	2,208,207	675,934
Walgreens Broken Arrow, OK	08/03	09/08	971,750	1,127,500	—	—	2,099,250	—	2,041,363	2,041,363	628,969
Office Depot — London, KY	09/03	09/08	1,819,250	1,680,000	—	—	3,499,250	—	3,076,041	3,076,041	1,070,680
Cole Credit Property Fund II, LP
Best Buy Las Cruces, NM	11/03	09/08	2,290,250	3,809,000	—	—	6,099,250	—	5,873,060	5,873,060	1,473,826
Staples Angola, IN	12/03	09/08	1,200,250	1,999,000	—	—	3,199,250	—	3,087,065	3,087,065	733,421

Past performance is not necessarily indicative of future results.

TABLE V

RESULTS OF SALES OR DISPOSALS OF PROPERTIES (UNAUDITED) — (Continued)

											Excess
								Including Closing and Soft Costs			(Deficiency)
			Selling Price, Net of Closing Costs and GAAP Adjustments						Total		of Property
					Purchase				Acquisition		Operating
					Money	Adjustments			Cost, Capital		Cash
			Cash Received	Mortgage	Mortgage	Resulting from		Original	Improvements,		Receipts
	Date	Date of	Net of Closing	Balance at	Taken Back by	Application of		Mortgage	Closing and		Over Cash
Property	Acquired	Sale	Costs	Time of Sale	Program	GAAP(3)	Total(1)	Financing	Soft Costs(2)	Total	Expenditures

TJ Maxx Staunton, VA	02/04	09/08	1,183,250	3,116,000	—	—	4,299,250	—	5,033,670	5,033,670	1,320,813
AT&T Santa Clara, CA	03/04	09/08	4,156,030	6,032,000	—	—	10,188,030	—	9,293,258	9,293,258	2,025,298
Walgreens Tulsa (Memorial), OK	03/04	09/08	1,023,250	1,926,000	—	—	2,949,250	2,320,000	657,933	2,977,933	631,667
Walgreens Crossville, TN	03/04	09/08	1,696,250	2,753,000	—	—	4,449,250	3,388,000	871,868	4,259,868	815,324
CVS Columbia I, TN	05/04	09/08	884,250	1,715,000	—	—	2,599,250	1,840,000	547,215	2,387,215	275,980
CVS Columbia II, TN	05/04	09/08	664,250	1,735,000	—	—	2,399,250	1,860,000	558,230	2,418,230	291,369
Walgreens Newton, IA	10/04	09/08	1,936,250	2,393,000	—	—	4,329,250	2,393,000	2,107,368	4,500,368	794,166

(1)	None of the amounts are being reported for tax purposes on the installment basis. See Table IV for allocation of the taxable gains between ordinary and capital income for all sales.

(2)	The amounts shown do not include a pro rata share of the original offering costs. There were no carried interest received in lieu of commissions in connection with the acquisition of the property.

(3)	As the financial statements are prepared on an income tax basis, there are no GAAP adjustments included herein.

(4)	Amounts herein relate to the sale of tenant-in-common interests in a single-tenant commercial property. There was no gain or loss related to the sales as the interests in the property were sold at cost, with each purchaser acquiring their interest with cash and the assumption of a pro-rata portion of any existing loan on the property.

(5)	Amounts herein relate to the sale of DST interests in single-tenant commercial properties. There was no gain or loss related to the sales as the interests in the property were sold at cost, with each purchaser acquiring their interest with cash and the assumption of a pro-rata portion of any existing loan on the property.

(6)	These properties were acquired by a joint venture between Cole Collateralized Senior Notes, LLC, Cole Collateralized Senior Notes II, LLC, Cole Collateralized Senior Notes III, LLC, and Cole Collateralized Senior Notes IV, LLC.

(7)	Cole Net Lease Portfolio III DST includes: BJ’s Wholesale Kendall, FL, CVS Baton Rouge, LA, and CVS San Antonio, TX.

(8)	Cole Net Lease Portfolio IV DST includes: Tractor Supply Rutland, VT, Tractor Supply Watertown, WI, and Walgreens Ozark, MO.

(9)	Cole Net Lease Portfolio V DST includes: CVS Flowery Branch, GA, Walgreens Ellenton, FL, Walgreens Gretna, LA, Walgreens Mineral Wells, TX, Logan’s Roadhouse Houston, TX, Logan’s Roadhouse Killeen, TX, Logan’s Roadhouse Tuscaloosa, AL, Logan’s Roadhouse Waco, TX, and Wal-Mart Chanute, KS.

(10)	Cole Net Lease Portfolio VI DST includes: Mercedes Benz West Covina, CA, Walgreens Westford, MA, Walgreens Wilmington, MA, Walgreens Brenham, TX, Starbucks Crestwood, KY, Starbucks Danville, KY, and Starbucks Somerset, KY.

(11)	Home Depot Colma, CA was acquired by Cole Credit Property Fund, LP and Cole Credit Property Fund II, LP.

Past performance is not necessarily indicative of future results.